UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the registrant  ☒

Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12

New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4), and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transactions applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to Be Held on June 3, 2020.

NEW YORK COMMUNITY BANCORP, INC.

C/O COMPUTERSHARE 480 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310

Meeting Information
Meeting Type: Annual
For holders as of: April 7, 2020
Date: Wednesday, June 3, 2020 Time: 10:00 A.M. EDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NYCB2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NYCB2020 and be sure to have the information that is printed in the box marked by the arrow   (located on the following page).

You are receiving this notice because shares of New York Community Bancorp, Inc. were held in the account on the date of record for its Annual Meeting of Shareholders.

The purpose of this notice is to tell you how to access the proxy materials for the Company’s Annual Meeting on the Internet OR to request those materials in hard copy or via e-mail, if that is your preference. This notice is not a proxy card or ballot and cannot be used to vote these shares.

To obtain your proxy materials and voting instructions—whether online, in hard copy, or via e-mail—please see the reverse side of this notice.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

    How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice of Meeting and Proxy Statement 2. Annual Report to Shareholders including the 2019 Form 10-K

● To VIEW these materials Online:

Please refer to the information printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

● To RECEIVE these materials in HARD COPY or by E-MAIL, you will need to REQUEST THEM.

Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail to the address above. In the subject line, type the information that is printed in the box marked by the arrow  that is located on the following page.

There is NO CHARGE for receiving these materials in hard copy or by e-mail.

To facilitate timely delivery of your proxy materials, please submit your request as instructed above on or before May 20, 2020. Requests, instructions, and other inquiries sent to the above e-mail address will NOT be forwarded to your investment advisor.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/NYCB2020. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

1a.	Dominick Ciampa

1b.	Leslie D. Dunn

1c.	Lawrence Rosano, Jr.

1d.	Robert Wann

The Board of Directors recommends that you vote FOR the following proposals:

2.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of New York Community Bancorp, Inc. for the fiscal year ending December 31, 2020.

3.	An advisory vote to approve compensation for our executive officers disclosed in the accompanying Proxy Statement.

4.	A proposal to amend the Amended and Restated Certificate of Incorporation and Bylaws of the Company to eliminate the supermajority voting requirements.

5.	Approval of the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan.

The Board of Directors recommends that you vote AGAINST the following proposals:

6.	A shareholder proposal requesting board action to eliminate the classified board of directors and provide instead for the annual election of directors.

7.	A shareholder proposal recommending the adoption of director age and term limits.

NOTE:	If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, the proxy will be voted by the proxies in their best judgment.

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